POWER OF ATTORNEY
       Know all by these presents that the undersigned hereby constitutes and appoints Theodore E. Guth as the undersigned's true and lawful attorney-in-fact to:
       (1) execute for and on behalf of the undersigned,
in the undersigned's capacity as a director, officer
and/or 10% owner of Douglas Emmett, Inc. (the
"Company"), Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934
and the rules thereunder;
       (2) do and perform any and all acts for and on
behalf of the undersigned which may be necessary or
desirable to complete and execute any such Form 3, 4,
or 5, complete and execute any amendment or amendments thereto, and to file any such form with the United
States Securities and Exchange Commission and any
stock exchange or similar authority; and
       (3) take any other action of any type whatsoever
in connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in the
best interest of, or legally required by, the
undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in
such attorney-in-fact's discretion.
       The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that this appointment is for convenience only, and such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of
1934.
       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of, and transactions in securities issued by, the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.
       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of December, 2006.
/s/ Ghebre Selassie Mehreteab
Signature
Ghebre Selassie Mehreteab
Print Name